UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 19, 2016
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07	Submission of Matters to a Vote of Security Holders
Item 9.01	Financial Statements and Exhibits
SIGNATURES

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

(e)    On May 19, 2016, the Compensation Committee of the Weyerhaeuser Company Board of Directors approved the Amended and Restated Annual Incentive Plan for Salaries Employees (“Plan”). The Plan sets forth the general terms and conditions governing the annual cash bonus incentive plan for salaried employees. Under the terms of the Plan, the Compensation Committee sets the specific performance goals for each plan year and approves the bonus awards payable for each executive officer of the company.

A copy of the Plan is filed as Exhibit 10.1 to this report.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Matters voted upon and votes cast at the annual meeting of shareholders of Weyerhaeuser Company held on Friday, May 20, 2016, were:

The reelection for one-year terms of David P. Bozeman, Mark A. Emmert, Rick R. Holley, John I. Kieckhefer, Sara Grootwassink Lewis, John F. Morgan, Sr., Nicole W. Piasecki, Marc F. Racicot, Lawrence A. Selzer, Doyle R. Simons, D. Michael Steuert, Kim Williams, and Charles R. Williamson to the board of directors.

	For	Against	Abstain	Broker Non-Votes
Bozeman ...............	561,807,005	3,153,142	1,036,567	116,929,368
Emmert .............	560,181,088	4,756,674	1,058,952	116,929,368
Holley .............	558,369,809	6,580,088	1,046,817	116,929,368
Kieckhefer ........	553,249,511	11,627,645	1,119,558	116,929,368
Lewis ...............	557,261,227	7,540,270	1,195,217	116,929,368
Morgan ...............	560,232,976	4,569,169	1,194,569	116,929,368
Piasecki .............	552,515,999	12,462,958	1,017,757	116,929,368
Racicot .............	561,681,037	3,119,989	1,195,688	116,929,368
Selzer .............	561,719,715	3,122,586	1,154,413	116,929,368
Simons ..............	559,396,437	5,393,261	1,207,016	116,929,368
Steuert ...............	555,870,786	9,063,991	1,061,937	116,929,368
Williams ............	559,189,228	5,772,608	1,034,878	116,929,368
Williamson ........	554,893,843	10,040,394	1,062,477	116,929,368

	For	Against	Abstain	Broker Non-Votes
Proposal to approve the advisory (non-binding) resolution relating to executive compensation	537,561,565	25,568,475	2,866,674	116,929,368
Proposal to approve, on an an advisory basis, the appointment of auditors for 2016	674,149,377	7,028,330	1,748,375	—

ITEM 9.01    Financial Statements and Exhibits
(d)    Exhibits
The following item is filed as an exhibit to this report:

Exhibit No.	Description
10.1	Weyerhaeuser Company Amended and Restated Annual Incentive Plan for Salaried Employees (As Amended Effective May 19, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 25, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Weyerhaeuser Company Amended and Restated Annual Incentive Plan for Salaried Employees (As Amended Effective May 19, 2016).